ForeRetirement Variable Annuity

Supplement dated September 13, 2016 to your Prospectus dated May 2, 2016

Putnam VT Voyager - Fund Merger

Putnam Investment Management, LLC (“Putnam Management”), has recommended and the fund’s Board of Trustees has approved the merger of the below funds on or about November 21, 2016.

Merging Fund:	Acquiring Fund:
Putnam VT Voyager Fund	Putnam VT Growth Opportunities Fund

After the close of business on November 18, 2016, all assets of the Putnam VT Voyager Fund will be transferred into the Putnam VT Growth Opportunities Fund, and shareholders will receive shares of the Putnam VT Growth Opportunities Fund. The Merging Fund will be closed to new and subsequent Premium Payments and transfers of Contract Value on November 17, 2016.

As a result, if any of your Contract Value is invested in the Merging Fund’s sub-account, that Contract Value will be merged into the Acquiring Fund’s sub-account after the close of business on the November 18, 2016. If any portion of your future Premium Payments is allocated to the Merging Fund’s sub-account, you may redirect that allocation to another sub-account available under your Contract prior to November 17, 2016. If changes are not made, future Premium Payments will be directed to the Putnam VT Growth Opportunities Fund.

Unless you direct us otherwise, if you participate in any Dollar Cost Averaging Programs, InvestEase®, Asset Rebalancing or the Systematic Withdrawal Program, that includes transfers of Contract Value into or out of the Merging Fund’s sub-account, your program enrollment will automatically be updated to reflect the Putnam VT Growth Opportunities Fund sub-account on November 17, 2016.

Upon completion of the proposed mergers, all information and references to the Merging Fund are deleted from your prospectus, and replaced with the Acquiring Fund.

Putnam VT Growth Opportunities Fund

Effective November 17, 2016, the Putnam VT Growth Opportunities Fund will become available as an investment option under your Contract.

This Supplement Should be Retained for Future Reference.

FR-091316-FM